Exhibit 24

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Richard A. Abdoo

Richard A. Abdoo

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ David L. Andreas

David L. Andreas

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Bruce E. Jacobs

Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Edward L. Meyer, Jr.

Edward L. Meyer, Jr.

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Robert A. Schaefer

Robert A. Schaefer

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ James A. Urdan

James A. Urdan

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ Debra S. Waller

Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the 2005 Directors Deferred Compensation Plan of Marshall & Ilsley Corporation and the NYCE Corporation Employees’ Tax Deferred Savings Plan, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of December, 2004.

/s/ James B. Wigdale

James B. Wigdale